UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2013

PARKERVISION, INC.

 (Exact Name of Registrant as Specified in Charter)

Florida000-2290459-2971472

(State or Other Jurisdiction (Commission (IRS Employer

of Incorporation)File Number)Identification No.)

7915 Baymeadows Way, Suite 400, Jacksonville, Florida            32256

(Address of Principal Executive Offices)(Zip Code)

(904) 732-6100

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.    Other Events.

The record date for ParkerVision’s annual shareholders’ meeting has been changed to May 21, 2013 from May 14, 2013 as previously reported in the Form 10-Q for the period ended March 31, 2013.  The annual meeting date of Wednesday, July 10, 2013 remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2013

PARKERVISION, INC.

By:/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer